SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 7, 2006

             LIGAND PHARMACEUTICALS INCORPORATED
    (Exact name of registrant as specified in its charter)

                           DELAWARE
        (State or other jurisdiction of incorporation)

                          000-20720
                   (Commission File Number)

                 10275 Science Center Drive,
                    San Diego, California

           (Address of principal executive offices)
   (858) 550-7500 (Registrant's telephone number, including area code)

                          77-0160744
             (I.R.S. Employer Identification No.)

                          92121-1117
                          (Zip Code)









Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

AVINZA

On September 7, 2006, Ligand Pharmaceuticals Incorporated ("Ligand") announced that it had entered into a definitive asset purchase agreement with King Pharmaceuticals, Inc. and King Pharmaceuticals Research and Development, Inc. (together, "King"), dated as of September 6, 2006, which provides for the sale of Ligand's AVINZA (morphine sulfate extended-release capsules) product and related assets to King, subject to the terms and conditions of the agreement, and, in addition, King announced that it had entered into a separate contract sales agreement with King Pharmaceuticals, Inc., subject to the terms and conditions contained therein (collectively, the "King Transaction"). The press release issued by Ligand announcing the King Transaction is attached as Exhibit
99.1 hereto. Ligand intends to file the definitive purchase and contract sales agreements on a subsequent form 8-K.


Oncology Product Line

On September 7, 2006, Ligand announced that it had entered into a definitive agreement to sell its oncology product line and the associated assets to Eisai Co., Ltd. (Tokyo) and Eisai Inc. (New Jersey) (together, "Eisai"), subject to the terms and conditions contained therein. The press release announcing this transaction is attached as Exhibit 99.2. The company intends to file the definitive purchase agreement on a subsequent form 8-K.


           IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Ligand and its board of directors intends to file with the Securities and Exchange Commission and mail to its stockholders a Proxy Statement in connection with the King Transaction. The Proxy Statement will contain important information about Ligand, King, the King Transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.

Investors and security holders will be able to obtain copies of the Proxy Statement free of charge and other documents filed with the SEC by Ligand and King through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain copies of the Proxy Statement free of charge from Ligand by contacting Ligand Pharmaceuticals Incorporated, Attn: Investor Relations, 10275 Science Center Drive, San Diego, California 92121-1117, (858) 550-7500.

Ligand and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the King Transaction. Information regarding Ligand's directors and executive officers is contained in Ligand's Form 10-K for the year ended December 31, 2005, and in Reports on Form 8-K filed with the SEC from time to time. As of August 31, 2006, Ligand's directors and executive officers beneficially owned approximately 9,695,891 shares, or 11.99% of,Ligand's common stock. A more complete description will be available in the Proxy Statement. Investors and security holders are urged to read the Proxy Statement and the other relevant materials (when they become available) before making any voting or investment decision with respect to the King Transaction.

Item 9.01 Financial Statements And Exhibits

(d)      Exhibits

EXHIBIT NUMBER             DESCRIPTION
---------------            -----------


99.1                      Press release of the Company dated September 7, 2006
                          (AVINZA transaction)

99.2                      Press release of the Company dated September 7, 2006
                          (Oncology transaction)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                            LIGAND PHARMACEUTICALS INCORPORATED




Date : September 8, 2006    By:     /s/ Warner R. Broaddus
                            Name:   Warner R. Broaddus
                            Title:  Vice President, General Counsel & Secretary

                                  EXHIBIT INDEX

EXHIBIT NUMBER            DESCRIPTION
--------------            -----------

99.1                      Press release of the Company dated September 7, 2006
                          (AVINZA transaction)

99.2                      Press release of the Company dated September 7, 2006
                          (Oncology transaction)